Registration Statement No. 333-264388

Filed Pursuant to Rule 433

Dated April 19, 2023

FOR INSTITUTIONAL INVESTOR USE ONLY. THIS EMAIL IS NOT INTENDED TO BE FORWARDED TO RETAIL INVESTORS.

Hi ,

Are you an institutional investor that is looking for new ways to trade gold miner stocks?

The MicroSectors™ Gold Miners exchange traded notes provide +3x leveraged exposure and -3x inverse leveraged exposure to the performance of the S-Network MicroSectors™ Gold Miners Index.

FOR INSTITUTIONAL INVESTOR USE ONLY. THIS EMAIL IS NOT INTENDED TO BE FORWARDED TO RETAIL INVESTORS.

To learn more about MicroSectors, please schedule a meeting with a member of our capital markets team.

Schedule a Meeting

MORE ABOUT MICROSECTORS

MicroSectors provides concentrated exposure to investable market segments that heavily influence many investor portfolios such as Big Tech, Big Banks, Gold, Gold Miners, Energy, Big Oil, Oil Gas & Exploration and Travel.

FOR INSTITUTIONAL INVESTOR USE ONLY. THIS EMAIL IS NOT INTENDED TO BE FORWARDED TO RETAIL INVESTORS.

Daily resetting leveraged & inverse exchange traded notes magnify the daily performance of a benchmark, allowing institutional investors to potentially amplify gains or losses as well as hedge positions across short-term trends.

Learn More

REX Shares, 777 Brickell Ave, Miami, FL 33131

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Disclaimer

The information contained in this communication from the sender is intended solely for use by the recipient and others authorized to receive it. If you are not the recipient, you are hereby notified that any disclosure, copying, distribution or taking action in relation of the contents of this information is strictly prohibited and may be unlawful.

Each MicroSectors leveraged and inverse ETNs outlined above has a specified leverage factor that is reset daily. Each leveraged and inverse leveraged ETN seeks a return on an underlying benchmark for a single day. For more information on the underlying indices and fees related to each ETN, please visit www.MicroSectors.com.

Investment suitability must be determined individually for each investor, and the ETNs may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own financial advisors as to these matters.

The leveraged and leveraged inverse ETNs are intended to be daily trading tools for sophisticated investors to manage daily trading risks as part of an overall diversified portfolio. They are designed to achieve their stated investment objectives on a daily basis. You should proceed with extreme caution in considering an investment in the ETNs.

The ETNs are not suitable for investors with longer-term investment objectives. In particular, the ETNs should be purchased only by sophisticated investors who do not intend to hold the ETNs as a buy and hold investment, who are willing to actively and continuously monitor their investment and who understand the consequences of investing in and of seeking daily resetting investment results, which are leveraged as to these ETNs.

FOR INSTITUTIONAL INVESTOR USE ONLY. THIS EMAIL IS NOT INTENDED TO BE FORWARDED TO RETAIL INVESTORS.

Bank of Montreal, the issuer of the exchange traded notes, has filed a registration statement (including a pricing supplement, prospectus supplement and prospectus) with the SEC about the offerings to which this communication relates. Please read those documents and the other documents relating to these offerings that Bank of Montreal has filed with the SEC for more complete information about Bank of Montreal and these offerings. These documents may be obtained without cost by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Bank of Montreal, any agent or any dealer participating in these offerings will arrange to send the pricing supplement, the prospectus supplement and the prospectus if so requested by calling toll-free at 1-877-369-5412.

FOR INSTITUTIONAL INVESTOR USE ONLY. THIS EMAIL IS NOT INTENDED TO BE FORWARDED TO RETAIL INVESTORS.

Hi ,

Are you an institutional investor that is looking for new ways to trade tech stocks?

The MicroSectors™ FANG & Innovation exchange traded notes provide +3x leveraged exposure and -3x inverse leveraged exposure to the performance of the Solactive FANG Innovation Index.

To learn more about MicroSectors, please schedule a meeting with a member of our capital markets team.

FOR INSTITUTIONAL INVESTOR USE ONLY. THIS EMAIL IS NOT INTENDED TO BE FORWARDED TO RETAIL INVESTORS.

Schedule a Meeting

MORE ABOUT MICROSECTORS

MicroSectors provides concentrated exposure to investable market segments that heavily influence many investor portfolios such as Big Tech, Big Banks, Gold, Gold Miners, Energy, Big Oil, Oil Gas & Exploration and Travel.

FOR INSTITUTIONAL INVESTOR USE ONLY. THIS EMAIL IS NOT INTENDED TO BE FORWARDED TO RETAIL INVESTORS.

Daily resetting leveraged & inverse exchange traded notes magnify the daily performance of a benchmark, allowing institutional investors to potentially amplify gains or losses as well as hedge positions across short-term trends.

Learn More

REX Shares, 777 Brickell Ave, Miami, FL 33131

Unsubscribe Manage preferences

Disclaimer

The information contained in this communication from the sender is intended solely for use by the recipient and others authorized to receive it. If you are not the recipient, you are hereby notified that any disclosure, copying, distribution or taking action in relation of the contents of this information is strictly prohibited and may be unlawful.

Each MicroSectors leveraged and inverse ETNs outlined above has a specified leverage factor that is reset daily. Each leveraged and inverse leveraged ETN seeks a return on an underlying benchmark for a single day. For more information on the underlying indices and fees related to each ETN, please visit www.MicroSectors.com.

Investment suitability must be determined individually for each investor, and the ETNs may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own financial advisors as to these matters.

The leveraged and leveraged inverse ETNs are intended to be daily trading tools for sophisticated investors to manage daily trading risks as part of an overall diversified portfolio. They are designed to achieve their stated investment objectives on a daily basis. You should proceed with extreme caution in considering an investment in the ETNs.

The ETNs are not suitable for investors with longer-term investment objectives. In particular, the ETNs should be purchased only by sophisticated investors who do not intend to hold the ETNs as a buy and hold investment, who are willing to actively and continuously monitor their investment and who understand the consequences of investing in and of seeking daily resetting investment results, which are leveraged as to these ETNs.

FOR INSTITUTIONAL INVESTOR USE ONLY. THIS EMAIL IS NOT INTENDED TO BE FORWARDED TO RETAIL INVESTORS.

Bank of Montreal, the issuer of the exchange traded notes, has filed a registration statement (including a pricing supplement, prospectus supplement and prospectus) with the SEC about the offerings to which this communication relates. Please read those documents and the other documents relating to these offerings that Bank of Montreal has filed with the SEC for more complete information about Bank of Montreal and these offerings. These documents may be obtained without cost by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Bank of Montreal, any agent or any dealer participating in these offerings will arrange to send the pricing supplement, the prospectus supplement and the prospectus if so requested by calling toll-free at 1-877-369-5412.

FOR INSTITUTIONAL INVESTOR USE ONLY. THIS EMAIL IS NOT INTENDED TO BE FORWARDED TO RETAIL INVESTORS.

Hi ,

Are you an institutional investor that is looking for new ways to trade oil stocks?

The MicroSectors™ Oil & Gas Exploration & Production exchange traded notes provide +3x leveraged exposure and -3x inverse leveraged exposure to the performance of the MicroSectors™ Oil & Gas Exploration & Production Index.

To learn more about MicroSectors, please schedule a meeting with a member of our capital markets team.

FOR INSTITUTIONAL INVESTOR USE ONLY. THIS EMAIL IS NOT INTENDED TO BE FORWARDED TO RETAIL INVESTORS.

Schedule a Meeting

MORE ABOUT MICROSECTORS

MicroSectors provides concentrated exposure to investable market segments that heavily influence many investor portfolios such as Big Tech, Big Banks, Gold, Gold Miners, Energy, Big Oil, Oil Gas & Exploration and Travel.

FOR INSTITUTIONAL INVESTOR USE ONLY. THIS EMAIL IS NOT INTENDED TO BE FORWARDED TO RETAIL INVESTORS.

Daily resetting leveraged & inverse exchange traded notes magnify the daily performance of a benchmark, allowing institutional investors to potentially amplify gains or losses as well as hedge positions across short-term trends.

Learn More

REX Shares, 777 Brickell Ave, Miami, FL 33131

Unsubscribe Manage preferences

Disclaimer

The information contained in this communication from the sender is filing intended solely for use by the recipient and others authorized to receive it. If you are not the recipient, you are hereby notified that any disclosure, copying, distribution or taking action in relation of the contents of this information is strictly prohibited and may be unlawful.

Each MicroSectors leveraged and inverse ETNs outlined above has a specified leverage factor that is reset daily. Each leveraged and inverse leveraged ETN seeks a return on an underlying benchmark for a single day. For more information on the underlying indices and fees related to each ETN, please visit www.MicroSectors.com.

Investment suitability must be determined individually for each investor, and the ETNs may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own financial advisors as to these matters.

The leveraged and leveraged inverse ETNs are intended to be daily trading tools for sophisticated investors to manage daily trading risks as part of an overall diversified portfolio. They are designed to achieve their stated investment objectives on a daily basis. You should proceed with extreme caution in considering an investment in the ETNs.

The ETNs are not suitable for investors with longer-term investment objectives. In particular, the ETNs should be purchased only by sophisticated investors who do not intend to hold the ETNs as a buy and hold investment, who are willing to actively and continuously monitor their investment and who understand the consequences of investing in and of seeking daily resetting investment results, which are leveraged as to these ETNs.

FOR INSTITUTIONAL INVESTOR USE ONLY. THIS EMAIL IS NOT INTENDED TO BE FORWARDED TO RETAIL INVESTORS.

Bank of Montreal, the issuer of the exchange traded notes, has filed a registration statement (including a pricing supplement, prospectus supplement and prospectus) with the SEC about the offerings to which this communication relates. Please read those documents and the other documents relating to these offerings that Bank of Montreal has filed with the SEC for more complete information about Bank of Montreal and these offerings. These documents may be obtained without cost by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Bank of Montreal, any agent or any dealer participating in these offerings will arrange to send the pricing supplement, the prospectus supplement and the prospectus if so requested by calling toll-free at 1-877-369-5412.

FOR INSTITUTIONAL INVESTOR USE ONLY. THIS EMAIL IS NOT INTENDED TO BE FORWARDED TO RETAIL INVESTORS.

Hi ,

Are you an institutional investor that is looking for new ways to trade financial stocks?

The MicroSectors™ Big Banks exchange traded notes provide +3x leveraged exposure and -3x inverse leveraged exposure to the Solactive MicroSectors™ U.S. Big Banks Index performance.

FOR INSTITUTIONAL INVESTOR USE ONLY. THIS EMAIL IS NOT INTENDED TO BE FORWARDED TO RETAIL INVESTORS.

To learn more about MicroSectors, please schedule a meeting with a member of our capital markets team.

Schedule a Meeting

MORE ABOUT MICROSECTORS

MicroSectors provides concentrated exposure to investable market segments that heavily influence many investor portfolios such as Big Tech, Big Banks, Gold, Gold Miners, Energy, Big Oil, Oil Gas & Exploration and Travel.

FOR INSTITUTIONAL INVESTOR USE ONLY. THIS EMAIL IS NOT INTENDED TO BE FORWARDED TO RETAIL INVESTORS.

Daily resetting leveraged & inverse exchange traded notes magnify the daily performance of a benchmark, allowing institutional investors to potentially amplify gains or losses as well as hedge positions across short-term trends.

Learn More

REX Shares, 777 Brickell Ave, Miami, FL 33131

Unsubscribe Manage preferences

Disclaimer

The information contained in this communication from the sender is intended solely for use by the recipient and others authorized to receive it. If you are not the recipient, you are hereby notified that any disclosure, copying, distribution or taking action in relation of the contents of this information is strictly prohibited and may be unlawful.

Each MicroSectors leveraged and inverse ETNs outlined above has a specified leverage factor that is reset daily. Each leveraged and inverse leveraged ETN seeks a return on an underlying benchmark for a single day. For more information on the underlying indices and fees related to each ETN, please visit www.MicroSectors.com.

Investment suitability must be determined individually for each investor, and the ETNs may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own financial advisors as to these matters.

The leveraged and leveraged inverse ETNs are intended to be daily trading tools for sophisticated investors to manage daily trading risks as part of an overall diversified portfolio. They are designed to achieve their stated investment objectives on a daily basis. You should proceed with extreme caution in considering an investment in the ETNs.

The ETNs are not suitable for investors with longer-term investment objectives. In particular, the ETNs should be purchased only by sophisticated investors who do not intend to hold the ETNs as a buy and hold investment, who are willing to actively and continuously monitor their investment and who understand the consequences of investing in and of seeking daily resetting investment results, which are leveraged as to these ETNs.

FOR INSTITUTIONAL INVESTOR USE ONLY. THIS EMAIL IS NOT INTENDED TO BE FORWARDED TO RETAIL INVESTORS.

Bank of Montreal, the issuer of the exchange traded notes, has filed a registration statement (including a pricing supplement, prospectus supplement and prospectus) with the SEC about the offerings to which this communication relates. Please read those documents and the other documents relating to these offerings that Bank of Montreal has filed with the SEC for more complete information about Bank of Montreal and these offerings. These documents may be obtained without cost by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Bank of Montreal, any agent or any dealer participating in these offerings will arrange to send the pricing supplement, the prospectus supplement and the prospectus if so requested by calling toll-free at 1-877-369-5412.

FOR INSTITUTIONAL INVESTOR USE ONLY. THIS EMAIL IS NOT INTENDED TO BE FORWARDED TO RETAIL INVESTORS.

Hi ,

Are you an institutional investor that is looking for new ways to trade travel related stocks?

The MicroSectors™ Travel exchange traded notes provide +3x leveraged exposure and -3x inverse leveraged exposure to the performance of the MerQube MicroSectors™ U.S. Travel Index.

FOR INSTITUTIONAL INVESTOR USE ONLY. THIS EMAIL IS NOT INTENDED TO BE FORWARDED TO RETAIL INVESTORS.

To learn more about MicroSectors, please schedule a meeting with a member of our capital markets team.

Schedule a Meeting

MORE ABOUT MICROSECTORS

MicroSectors provides concentrated exposure to investable market segments that heavily influence many investor portfolios such as Big Tech, Big Banks, Gold, Gold Miners, Energy, Big Oil, Oil Gas & Exploration and Travel.

FOR INSTITUTIONAL INVESTOR USE ONLY. THIS EMAIL IS NOT INTENDED TO BE FORWARDED TO RETAIL INVESTORS.

Daily resetting leveraged & inverse exchange traded notes magnify the daily performance of a benchmark, allowing institutional investors to potentially amplify gains or losses as well as hedge positions across short-term trends.

Learn More

REX Shares, 777 Brickell Ave, Miami, FL 33131

Unsubscribe Manage preferences

FOR INSTITUTIONAL INVESTOR USE ONLY. THIS EMAIL IS NOT INTENDED TO BE FORWARDED TO RETAIL INVESTORS.

Disclaimer

The information contained in this communication from the sender is intended solely for use by the recipient and others authorized to receive it. If you are not the recipient, you are hereby notified that any disclosure, copying, distribution or taking action in relation of the contents of this information is strictly prohibited and may be unlawful.

Each MicroSectors leveraged and inverse ETNs outlined above has a specified leverage factor that is reset daily. Each leveraged and inverse leveraged ETN seeks a return on an underlying benchmark for a single day. For more information on the underlying indices and fees related to each ETN, please visit www.MicroSectors.com.

Investment suitability must be determined individually for each investor, and the ETNs may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own financial advisors as to these matters.

The leveraged and leveraged inverse ETNs are intended to be daily trading tools for sophisticated investors to manage daily trading risks as part of an overall diversified portfolio. They are designed to achieve their stated investment objectives on a daily basis. You should proceed with extreme caution in considering an investment in the ETNs.

The ETNs are not suitable for investors with longer-term investment objectives. In particular, the ETNs should be purchased only by sophisticated investors who do not intend to hold the ETNs as a buy and hold investment, who are willing to actively and continuously monitor their investment and who understand the consequences of investing in and of seeking daily resetting investment results, which are leveraged as to these ETNs.

Bank of Montreal, the issuer of the exchange traded notes, has filed a registration statement (including a pricing supplement, prospectus supplement and prospectus) with the SEC about the offerings to which this communication relates. Please read those documents and the other documents relating to these offerings that Bank of Montreal has filed with the SEC for more complete information about Bank of Montreal and these offerings. These documents may be obtained without cost by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Bank of Montreal, any agent or any dealer participating in these offerings will arrange to send the pricing supplement, the prospectus supplement and the prospectus if so requested by calling toll-free at 1-877-369-5412.

FOR INSTITUTIONAL INVESTOR USE ONLY. THIS EMAIL IS NOT INTENDED TO BE FORWARDED TO RETAIL INVESTORS.

Hi ,

Are you an institutional investor that is looking for new ways to trade energy stocks?

The MicroSectors™ Energy exchange traded notes provide +3x leveraged exposure and -3x inverse leveraged exposure to the performance of the Solactive MicroSectors™ Energy Index.

FOR INSTITUTIONAL INVESTOR USE ONLY. THIS EMAIL IS NOT INTENDED TO BE FORWARDED TO RETAIL INVESTORS.

To learn more about MicroSectors, please schedule a meeting with a member of our capital markets team.

Schedule a Meeting

MORE ABOUT MICROSECTORS

MicroSectors provides concentrated exposure to investable market segments that heavily influence many investor portfolios such as Big Tech, Big Banks, Gold, Gold Miners, Energy, Big Oil, Oil Gas & Exploration and Travel.

FOR INSTITUTIONAL INVESTOR USE ONLY. THIS EMAIL IS NOT INTENDED TO BE FORWARDED TO RETAIL INVESTORS.

Daily resetting leveraged & inverse exchange traded notes magnify the daily performance of a benchmark, allowing institutional investors to potentially amplify gains or losses as well as hedge positions across short-term trends.

Learn More

REX Shares, 777 Brickell Ave, Miami, FL 33131

Unsubscribe Manage preferences

Disclaimer

The information contained in this communication from the sender is intended solely for use by the recipient and others authorized to receive it. If you are not the recipient, you are hereby notified that any disclosure, copying, distribution or taking action in relation of the contents of this information is strictly prohibited and may be unlawful.

Each MicroSectors leveraged and inverse ETNs outlined above has a specified leverage factor that is reset daily. Each leveraged and inverse leveraged ETN seeks a return on an underlying benchmark for a single day. For more information on the underlying indices and fees related to each ETN, please visit www.MicroSectors.com.

Investment suitability must be determined individually for each investor, and the ETNs may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own financial advisors as to these matters.

The leveraged and leveraged inverse ETNs are intended to be daily trading tools for sophisticated investors to manage daily trading risks as part of an overall diversified portfolio. They are designed to achieve their stated investment objectives on a daily basis. You should proceed with extreme caution in considering an investment in the ETNs.

The ETNs are not suitable for investors with longer-term investment objectives. In particular, the ETNs should be purchased only by sophisticated investors who do not intend to hold the ETNs as a buy and hold investment, who are willing to actively and continuously monitor their investment and who understand the consequences of investing in and of seeking daily resetting investment results, which are leveraged as to these ETNs.

FOR INSTITUTIONAL INVESTOR USE ONLY. THIS EMAIL IS NOT INTENDED TO BE FORWARDED TO RETAIL INVESTORS.

Bank of Montreal, the issuer of the exchange traded notes, has filed a registration statement (including a pricing supplement, prospectus supplement and prospectus) with the SEC about the offerings to which this communication relates. Please read those documents and the other documents relating to these offerings that Bank of Montreal has filed with the SEC for more complete information about Bank of Montreal and these offerings. These documents may be obtained without cost by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Bank of Montreal, any agent or any dealer participating in these offerings will arrange to send the pricing supplement, the prospectus supplement and the prospectus if so requested by calling toll-free at 1-877-369-5412.

FOR INSTITUTIONAL INVESTOR USE ONLY. THIS EMAIL IS NOT INTENDED TO BE FORWARDED TO RETAIL INVESTORS.

Hi ,

Are you an institutional investor that is looking for new ways to trade gold bullion?

The MicroSectors™ Gold exchange traded notes provide +3x leveraged exposure and -3x inverse leveraged exposure to the performance of the SPDR® Gold Shares ETF.

FOR INSTITUTIONAL INVESTOR USE ONLY. THIS EMAIL IS NOT INTENDED TO BE FORWARDED TO RETAIL INVESTORS.

To learn more about MicroSectors, please schedule a meeting with a member of our capital markets team.

Schedule a Meeting

MORE ABOUT MICROSECTORS

MicroSectors provides concentrated exposure to investable market segments that heavily influence many investor portfolios such as Big Tech, Big Banks, Gold, Gold Miners, Energy, Big Oil, Oil Gas & Exploration and Travel.

FOR INSTITUTIONAL INVESTOR USE ONLY. THIS EMAIL IS NOT INTENDED TO BE FORWARDED TO RETAIL INVESTORS.

Daily resetting leveraged & inverse exchange traded notes magnify the daily performance of a benchmark, allowing institutional investors to potentially amplify gains or losses as well as hedge positions across short-term trends.

Learn More

REX Shares, 777 Brickell Ave, Miami, FL 33131

Unsubscribe Manage preferences

Disclaimer

The information contained in this communication from the sender is intended solely for use by the recipient and others authorized to receive it. If you are not the recipient, you are hereby notified that any disclosure, copying, distribution or taking action in relation of the contents of this information is strictly prohibited and may be unlawful.

Each MicroSectors leveraged and inverse ETNs outlined above has a specified leverage factor that is reset daily. Each leveraged and inverse leveraged ETN seeks a return on an underlying benchmark for a single day. For more information on the underlying indices and fees related to each ETN, please visit www.MicroSectors.com.

Investment suitability must be determined individually for each investor, and the ETNs may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own financial advisors as to these matters.

The leveraged and leveraged inverse ETNs are intended to be daily trading tools for sophisticated investors to manage daily trading risks as part of an overall diversified portfolio. They are designed to achieve their stated investment objectives on a daily basis. You should proceed with extreme caution in considering an investment in the ETNs.

The ETNs are not suitable for investors with longer-term investment objectives. In particular, the ETNs should be purchased only by sophisticated investors who do not intend to hold the ETNs as a buy and hold investment, who are willing to actively and continuously monitor their investment and who understand the consequences of investing in and of seeking daily resetting investment results, which are leveraged as to these ETNs.

FOR INSTITUTIONAL INVESTOR USE ONLY. THIS EMAIL IS NOT INTENDED TO BE FORWARDED TO RETAIL INVESTORS.

Bank of Montreal, the issuer of the exchange traded notes, has filed a registration statement (including a pricing supplement, prospectus supplement and prospectus) with the SEC about the offerings to which this communication relates. Please read those documents and the other documents relating to these offerings that Bank of Montreal has filed with the SEC for more complete information about Bank of Montreal and these offerings. These documents may be obtained without cost by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Bank of Montreal, any agent or any dealer participating in these offerings will arrange to send the pricing supplement, the prospectus supplement and the prospectus if so requested by calling toll-free at 1-877-369-5412.